SUBSCRIPTION PROCEDURES
                                  (Units)

   Dear Prospective Investor in BlackRock MQE Investors

             To purchase units of beneficial interest (the "Units") in BlackRock MQE Investors, please carefully follow the subscription procedures detailed below:

             1. Please read the Confidential Private Placement Memorandum dated October 30, 1996 (together with any supplements thereto) and appendices thereto and the Subscription Agreement (collectively, the "Offering Documents"). If you would like to receive any additional information, or if you have any questions regarding BlackRock MQE Investors (the "Trust") or the terms of the offering, please contact Laurence D. Fink ((212) 754-5546), Ralph L. Schlosstein ((212) 754-5547), Randal A. Nardone ((212) 407-5693) or
   Wesley R. Edens ((212) 754-5346) at BlackRock Financial Management,
   Inc.;

             2. Please complete and sign the Subscription Agreement enclosed herein (the "Subscription Agreement"). When completing the Subscription Agreement, please be sure to respond to the inquiries contained in Sections 6 and 7 of the Subscription Agreement. Please mail your completed Subscription Agreement to:

                             BlackRock MQE Investors
                             c/o BlackRock Financial Management, Inc.
                             345 Park Avenue
                             New York, New York  10154
                             Attention:  Randal A. Nardone

             3. If you are subscribing for Units on behalf of an entity (i.e., other than a natural person), please complete the applicable Exhibit A, B, C or D attached to the Subscription Agreement and Exhibit E if you are an individual subscribing for Units.

             4. The minimum capital commitment (the "Capital Commitment") per investor for BlackRock MQE Investors, which may be waived at the sole discretion of BlackRock Financial Management, Inc. (the "Manager"), is $500,000. Your Capital Commitment will be subject to periodic capital calls as described in the Offering Documents and the Subscription Agreement. All capital calls must be paid for by wire of immediately available funds on the date specified in the written notice of a capital call, which date shall be no sooner than 5 business days after the date the written notice (except with respect to the initial capital call, which shall settle on November 1, 1996) of the capital call is sent to you by the Fund. Payment for subscription of shares will only be accepted by same day wire transfer.

             The Subscription Agreement is not binding on the Trust or the Manager until accepted by the Trust and the Manager, each of which reserves the right to reject, in whole or in part, in its sole discretion, the subscription made hereby. If the Subscription Agreement is not accepted by the Trust and the Manager on or prior to November 1, 1996, and an accepted copy is not thereafter delivered to you, the Subscription Agreement shall be of no further force and effect.

             Thank you for your interest in BlackRock MQE Investors.


                                      BlackRock Financial Management,
                                      Inc.


                           SUBSCRIPTION AGREEMENT

   SUBSCRIPTION AGREEMENT (this "Agreement") made as of this 31st day of October, 1996 among BlackRock MQE Investors, a Delaware business trust, with its principal offices at 345 Park Avenue, New York, New York 10154 (the "Trust"), BlackRock Financial Management, Inc., a Delaware corporation with its principal office at 345 Park Avenue, New York, New York 10154 (the "Manager") and the undersigned (the "Subscriber").

                            W I T N E S S E T H:

             WHEREAS, the Trust is authorized to issue an aggregate of up to 100,000,000 units of beneficial interest, par value $.01 per unit, of the Trust (the "Units"), upon the terms and subject to the conditions hereinafter set forth, and the Subscriber desires to irrevocably commit, upon the terms and subject to the conditions hereinafter set forth, to purchase up to a specified aggregate dollar amount of Units ("Capital Commitment") as set forth on the signature page hereof;

             WHEREAS, the Trust is authorized to issue an aggregate of up to 200 preferred units of beneficial interest, par value $.01 per unit, of the Trust (the "Preferred Units"), upon the terms and subject to the conditions set forth in the form of Subscription Agreement for such Preferred Units;

             NOW, THEREFORE, for and in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

   1. Subscription for units and Representations and Agreements of Subscriber

             1.1 The Subscriber hereby acknowledges that (a) the Trust was organized solely for the purpose of investing in warrants exerciseable for common stock of Annington Homes Limited or its affiliates, subordinated debentures and, at the discretion of the Trustees of the Trust, working capital financing of Annington Finance No. 3 Limited or its affiliates, and other securities issued in respect of such securities and (b) by executing this Agreement, the Subscriber irrevocably commits, upon the terms and subject to the conditions hereinafter set forth, to purchase up to a specified aggregate dollar amount (net of cash distributions of capital from the Trust to the Subscriber) of Units of the Trust as set forth upon the signature page hereof.

             1.2 The closing is expected to occur on or about October 31, 1996 (the "Closing"), on which date up to $75 million of total capital commitments ("Total Trust Commitments") will be sought with respect to the Trust's Units and up to $100,000 of total capital contributions ("Preferred Contributions") will be sought with respect to the Trust's Preferred Units.

             1.3 Within 14 days after November 1, 1996, the Trust will give the Subscriber written notice of the Total Trust Commitments and the Subscriber's Capital Commitment expressed as a percentage of Total Trust Commitments.

             1.4 As summarized in the Confidential Private Placement Memorandum dated October 30, 1996 (the "Memorandum"), pursuant to and subject to all of the terms of the Trust's Declaration of Trust, as amended from time to time (the "Declaration"), the Trust will terminate and promptly wind up its affairs at any time if (i) so approved by holders of 75% of the Trust's Units and 75% of the Preferred Units (if any) then outstanding or (ii) in the event of the dissolution, bankruptcy, insolvency or resignation (each, a "Disabling Event") of the Manager, unless all remaining holders of Units and Preferred Units (if any) then outstanding agree to continue within 90 days of such Disabling Event.

             1.5 The Trust will make capital calls from time to time as it deems necessary. Undrawn Capital Commitments may be called by the Trust in any amount; provided that each such capital call will be expressed as a pro rata percentage of each Subscriber's undrawn Capital Commitment to the Trust.

             1.6 In order to make a capital call on the Subscriber, the Trust must provide at least 5 business days prior written notice (except with respect to the initial capital call, which shall settle on November 1, 1996) of the amount of the call (both as a percentage of the unpaid portion of the Subscriber's Capital Commitment and as a dollar amount) and the date (no sooner than 5 business days following the capital call, except with respect to the initial capital call), on which immediately available funds must be received by the Trust. Upon receipt of such funds in the amount of the call, the Trust will issue in the name of and for the account of the Subscriber that number of full and fractional Units having an aggregate net asset value equal to the amount of the capital call from the Subscriber as determined by the Trust at any time within 48 hours, excluding Saturdays, Sundays and holidays on which banks in the City of New York or the New York Stock Exchange are not open for business, prior to the date of such issuance. Upon the Subscriber's payment in full of the amount of a call, the Subscriber's undrawn Capital Commitment shall be reduced by such amount. At or prior to the date of each capital call, the Trust will advise the Subscriber of the total amount of such Subscriber's undrawn Capital Commitment, together with details of any return of capital subsequent to the previous capital call.

             1.7 If this Agreement is accepted by the Trust after the date on which the Trust receives funds in satisfaction of its first capital call (the "Initial Funding Date"), the Trust will specify in such acceptance, and the Trust will specify in a written notice to each of its respective subscribers that has a Capital Commitment expressed as a percentage of the Total Trust Commitments, the amount that the new Subscriber and each such percentage subscriber, respectively, shall pay in immediately available funds within 5 business days after such notice (except with respect to the initial capital call, which shall settle on November 1, 1996), which amount shall be sufficient to permit all future capital calls to be made on a pro rata basis; provided that the Trust will accept new or additional subscriptions no more frequently than biweekly after the Initial Funding Date.

             1.8 The Subscriber understands and acknowledges (i) that the Subscriber must bear the economic risk of his investment in the Units; (ii) that the Units have not been registered under the Securities Act of 1933 (the "1933 Act") or any state or foreign securities laws, that the Trust has no intention of doing so and that the Subscriber has no right to require it to do so and that therefore such Units cannot be resold or transferred unless they are subsequently registered under the 1933 Act and applicable state laws or unless an exemption from such registration is available; (iii) that the Subscriber is purchasing the Units for investment purposes only for the account of the Subscriber and not with any view toward a distribution thereof; (iv) that the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Units which the Subscriber hereby subscribes to purchase or any part thereof or interest therein, and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement; (v) that the Subscriber understands that, except as otherwise provided in the Declaration, the Units cannot be transferred without the prior written consent of the Trust and the Manager, which consent may be withheld for any reason or without reason; (vi) that there will be no public market for the Units; (vii) that any disposition of the Units or any interest therein may result in unfavorable tax consequences to the Subscriber; and (viii) that this Agreement represents an interest in Units and is subject to the foregoing to the same extent as the Units.

             1.9 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Trust has no operating history; (ii) an investment in the Trust is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Trust and the Units; (iii) the Subscriber may not be able to dispose of his investment; (iv) transferability of the Units is extremely limited and (v) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.

             1.10 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by the responses to the questions contained in Section 6 hereof.

             1.11 The Subscriber hereby represents that he has been afforded the opportunity to ask questions of and obtain additional information concerning the terms and conditions of the offering of the Units or to verify the information contained in the Confidential Private Placement Memorandum dated October 30, 1996, as supplemented from time to time, and the appendices thereto and the Subscription Agreement (collectively, the "Offering Documents") or otherwise relative to the Trust, to the extent that the officers and representatives of the Trust possess such information or can acquire it without unreasonable effort or expense. All such questions if asked have been answered satisfactorily and all such information provided has been found to be fully satisfactory.

             1.12 The Subscriber hereby represents that the Subscriber has received, reviewed carefully and understands fully the Offering Documents and has consulted with his own investment advisor, attorney or accountant with respect to the investment contemplated hereby and its suitability for the Subscriber. The Subscriber has evaluated the risks of investing in the Units, and has determined that the Units are a suitable investment for the Subscriber. The Subscriber can bear the economic risk of this investment and can afford a complete loss of his investment. In evaluating the suitability of an investment in the Units, the Investor has not relied upon any representations or other information (whether oral or written) other than as set forth in the Offering Documents and other than independent investigations made by the Subscriber or representative(s) of the Subscriber.

             1.13 The Subscriber hereby acknowledges that the offering of the Units has not been reviewed, endorsed or recommended by the United States Securities and Exchange Commission (the "Commission") or any state or foreign regulatory authority and that no federal, state or foreign authority has made any finding or determination as to the fairness of the offering of the Units.

             1.14 The Subscriber understands that there is no market for the Units and that no market is expected to develop for the Units. The Subscriber hereby agrees that it will not dispose of an interest in this Agreement or any of the Units by way of sale, transfer, assignment, pledge, hypothecation or any other means other than in accordance with the provisions set forth in the Declaration (which provisions are summarized in the Memorandum).

             1.15 Any information which the Subscriber has furnished to the Trust in Section 6 or on the signature page hereof is correct and complete as of the date of this Agreement and if there should be any material change, prior to the Closing, in such information or in any representation or warranty made by the Subscriber herein, the Subscriber will immediately furnish such revised or corrected information to the Trust.

             1.16 The Subscriber hereby represents that the address or the addresses of the Subscriber furnished by him on the signature page hereof is the undersigned's principal residence if he is a natural person or its principal business address or addresses if it is a corporation or other entity.

             1.17 The representations, warranties, agreements, undertakings and acknowledgements made by the Subscriber in this Agreement (the "Covered Items") are made with the intent that they be relied upon by the Trust in determining the Subscriber's suitability as a purchaser of the Units, and shall survive any such purchase. The Subscriber recognizes that the offer of the Units to him was made in reliance upon his representations and warranties and the acknowledgments and agreements set forth herein, and hereby agrees to indemnify, to the extent of the Subscriber's undrawn Capital Commitment and the Subscriber's interest in the Trust (which shall be the maximum indemnification liability of the Subscriber for all purposes hereof), the Trust, the Manager and each of their respective Affiliates (as defined in the Declaration), and to hold each of them harmless against, all liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Units by the Subscriber in violation of the registration requirements of the 1933 Act (or other applicable law) or any material misrepresentation or material breach by the Subscriber of the Covered Items.

   2.   Representations by, and Covenants of, the Manager and the Trust

             2.1 As of the Closing, the Manager, and as of the date of notice of each call by the Trust (each, a "Subsequent Date"), the Manager (but only to the best of its knowledge insofar as the Trust is concerned) and the Trust (but solely as to the Trust and not as to the Manager) represent, warrant and, where applicable, covenant that (A) the Trust has been duly organized, and is subsisting and in good standing, as a business trust under the laws of the State of Delaware and has the requisite power and authority to conduct its business as described in the Offering Documents and the Declaration and (B) each of the Declaration, this Agreement, and any other documents executed and delivered by the Trust, its Trustees or the Manager in connection therewith or herewith have been duly authorized, executed and delivered by such persons, and are the legal, valid and binding obligations of such persons enforceable in accordance with their respective terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             2.2 As of the Closing and as of each Subsequent Date, the Manager represents, warrants and, where applicable, covenants that it has been duly organized, and is subsisting and in good standing, under the laws of the state of its organization and has the requisite power and authority to enter into and perform its obligations under the Declaration.

             2.3 As of the Closing, the Manager, and as of each Subsequent Date, the Manager and the Trust represent, warrant and, where applicable, covenant that the Units have been duly and validly authorized and, when delivered and paid for in accordance with this Agreement, will be duly and validly issued units of beneficial interest in the Trust and that the Subscriber shall be entitled to all the benefits of a beneficial owner of the Trust under the Declaration and the Delaware Act (as defined in the Declaration).

             2.4 As of the Closing, the Manager represents and warrants that the Trust is duly qualified to do business and is in good standing in the State of New York and is not required by virtue of the conduct of its business to be qualified as a foreign corporation in any other jurisdiction.

             2.5 As of the Closing, the Manager, and as of each Subsequent Date, the Manager, to the extent within its control, and the Trust represent, warrant and, where applicable, covenant that the Trust will use the proceeds from the sale of the Units to invest in Annington Homes Limited and Annington Finance No 3 Limited and/or their affiliates and to pay the Trust's expenses.

             2.6 As of the Closing, the Manager, and as of each Subsequent Date, the Manager, to the extent within its control, and the Trust represent, warrant and, where applicable, covenant that commencing on the Initial Funding Date, the Trust will (i) be an investment company within the meaning of the Investment Company Act of 1940 (the "1940 Act") and be registered as such under the 1940 Act and
   (ii) expect to be entitled to receive the tax treatment afforded a partnership under the Internal Revenue Code of 1986, as amended. Without limiting the generality of the foregoing, to the extent within the control of the Manager, commencing on the Initial Funding Date, the Trust will be deemed to have outstanding securities (other than short-term paper) beneficially owned by more than 100 persons as determined in accordance with provisions of Section 3(c)(1) of the 1940 Act and the Trust will not be a company described in Sections 3(c)(5) and/or 3(c)(6) of the 1940 Act.

             2.7 As of the Closing, the Manager, and as of each Subsequent Date, the Manager (to the best of its knowledge insofar as the Trust is concerned) and the Trust (but solely as to the Trust and not as to the Manager), to the best of its knowledge, represent, warrant and, where applicable, covenant that neither the Trust, nor the Manager is in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in the Declaration, or in any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which any such person is a party or by which any thereof is bound or to which the properties of any thereof are subject, nor is any such person in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of such person or impair such person's ability to carry out its obligations under this Agreement, the Declaration or impair the Manager's ability to carry out its obligations under the Declaration.

             2.8 As of the Closing, the Manager, and as of each Subsequent Date, the Manager, and the Trust (but solely as to the Trust and not as to the Manager), represent, warrant and, where applicable, covenant that there is no litigation, investigation, or other proceeding pending or, to the best of its or their knowledge, threatened against the Trust, the Manager or any of their respective Affiliates (excluding from such term solely for this purpose any investor in the Trust other than the Manager or its Affiliates) which, if adversely determined, would materially adversely affect the business or financial condition of the Trust or the Manager or the ability of such person to carry out its obligations under this Agreement, the Declaration or impair the Manager's ability to carry out its obligations under the Declaration.

             2.9 As of the Closing, the Manager, and as of each Subsequent Date, the Manager, to the best its knowledge, and the Trust, to the best of its knowledge, represent, warrant and, where applicable, covenant that neither the Trust nor any person acting on its behalf has taken any actions that would subject the issuance and sale of the Units to the registration and prospectus delivery provisions of the 1933 Act.

             2.10 As of the Closing, the Manager, and as of each Subsequent Date, the Manager and the Trust, represent, warrant and, where applicable, covenant that the Offering Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they are or were made.

             2.11 As of the Closing and as of each Subsequent Date, the Manager represents, warrants and, where applicable, covenants that the Subscriber has been provided true, complete and correct copies or forms of all material letters, agreements, undertakings and other documents by and among the Trust or the Manager or an Affiliate thereof relative to any such person's purchase of Units of the Trust or any material terms, conditions, operations, obligations or other understandings affecting the Trust.

             2.12 As of the Closing and as of each Subsequent Date, the Manager represents, warrants and, where applicable, covenants that the Manager will reimburse the Trust for, or cause to be paid on behalf of the Trust, offering and organizational expenses of the Trust in excess of $750,000.

             2.13 The Manager and/or the Trust, as case may be, acknowledges that the representations, warranties and covenants made by the Manager and/or the Trust, as the case may be, are made with the intent that they be relied upon by the Subscriber in committing to purchase and in purchasing Units and shall survive any such purchase and that the commitment to purchase, and each purchase of, Units by the Subscriber was and will be made in reliance upon the representations, warranties and covenants set forth herein. To the extent such representations, warranties and covenants are made by the Manager and the Trust, they are made jointly and severally: provided, however, that if the Subscriber brings action against only the Trust or only the Manager, the defending party may implead or seek contribution from the other and the other will, in addition to any liability or contribution imposed, be liable to the defending party for the incremental costs incurred by the defending party in connection with such impleader or contribution proceeding if (a) the other is found to be responsible for 25% or more of the aggregate recovery, (b) the other is found to be responsible for $1,250,000 or more or (c) the defending party is found to be not responsible for any amount and the other is found to be responsible for some amount. The Manager hereby agrees to indemnify, to the extent of the dollar amount of the Subscriber's Capital Commitment (which shall be the maximum indemnification liability of the Manager for all purposes hereof), the Subscriber and any Affiliates, and to hold each of them harmless against liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Units by the Trust or the Manager (or any Affiliate of the Manager) in violation of the registration requirements of the 1933 Act (or other applicable law) or any material misrepresentation or material breach by the Manager of its representations, warranties and covenants made herein.

   3.   Closing Conditions

             3.1 The Subscriber's obligations hereunder are subject to the fulfillment (or waiver by the Subscriber), prior to or at the time of the Closing, of the following conditions:

                  (a) The representations and warranties set forth herein on the part of the Manager shall be true and correct as if made on and as of the time of the Closing.

                  (b) The Closing shall have occurred not later than October 31, 1996.

                  (c) The certificate of trust with respect to the Trust shall have been duly filed in the Office of the Secretary of State of the State of Delaware.

                  (d) The Subscriber shall have received opinions dated the date of the Closing from Skadden, Arps, Slate, Meagher & Flom LLP in substantially the form attached hereto as Schedule 1 and; if this Agreement is submitted as of a Subsequent Date, the Subscriber shall have received opinions dated the date of the Subsequent Date from Skadden, Arps, Slate, Meagher & Flom in substantially the form attached hereto as Schedule 2.

             3.2 If at the Subsequent Date the Manager fails to tender to the Subscriber the documents specified herein which are required to be delivered to the Subscriber at the Subsequent Date or if any of the conditions specified in Section 3.1 above shall not have been fulfilled, the Subscriber shall, at its election, be relieved of all further obligations under this Agreement.

   4.   Miscellaneous

             4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by facsimile with written confirmation of receipt and a copy of the notice sent by overnight courier, or if delivered by hand against written receipt therefor, addressed to BlackRock MQE Investors, c/o BlackRock Financial Management Inc., 345 Park Avenue, New York, New York 10154, Attention:
   Randal A. Nardone (Fax: 212-407-5678), or to the Subscriber at his address or facsimile number indicated on the signature page of this Agreement, or in either case such other person, address or facsimile number as shall have been given by notice to the other party. Notices shall be deemed to have been given on the date sent or delivered by hand in accordance with the provisions of this Section 4.1.

             4.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by such parties.

             4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement and any other agreements referred to herein sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them with respect to such subject matter. This Agreement may not be assigned without the prior written consent of each party hereto or the successor to substantially all of the business of any such person.

             4.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided and shall survive insolvency, merger, consolidation, unit exchange, sale of assets and the death or disability of the Subscriber; provided, however, if the Subscription Agreement is not accepted by the Trust and the Manager on or prior to November 1, 1996 and an accepted copy is not thereafter delivered to the Subscriber, the Subscription Agreement shall be of no further force and effect.

             4.5 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of law.

             4.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

             4.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

             4.8 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

   5.   Notice to Certain State Residents

             5.1 In making an investment decision investors must rely on their own examination of the issuer and the terms of the offering, including the merits and risks involved. These securities have not been recommended by any federal or state securities commission or regulatory authority in any jurisdiction. Furthermore the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

             5.2 These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment.

             5.3 The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

             5.4 Missouri Residents: The undersigned acknowledges that the security offered hereby is not registered under the Missouri Securities Act and may be disposed of only through a registered broker-dealer in Missouri. The undersigned also acknowledges that it is a felony to sell securities in violation of the Missouri Securities Act.

             5.5 New Hampshire Residents: Neither the fact that a registration statement or an application for license has been filed under Chapter 421-B with the State of New Hampshire nor the fact that a security is effectively registered or a person is licensed in the State of New Hampshire constitutes a finding by the Secretary of State that any document filed under RSA 421-B is true, complete and not misleading. Neither any such fact nor the fact that an exemption or exception is available for a security or a transaction means that the Secretary of State has passed in any way upon the merits or qualification of, or recommended or given approval to, any person, security or transaction. It is unlawful to make, or cause to be made, to any prospective purchaser, customer or client any representation inconsistent with the provisions of this paragraph.

             5.6 Pennsylvania Residents: If a purchaser is a resident of the Commonwealth of Pennsylvania, he acknowledges and agrees that
   (a) the securities purchased by such purchaser cannot be sold for a period of twelve (12) months from the date of purchase, except as permitted under section 204.011 of the Pennsylvania Securities Regulations, and (b) pursuant to section 207(M) of the Pennsylvania Securities Act, each Pennsylvania resident who accepts an offer to purchase securities exempted from registration under section 203(D) of the Pennsylvania Securities Act directly from an issuer or an affiliate of an issuer has the right to withdraw his acceptance without incurring any liability to the seller, underwriter, if any, or any other person within two (2) business days from the date of receipt by the issuer of his written binding contract of purchase or, in the case of a transaction in which there is no written binding contract of purchase, within two (2) business days after he makes the initial payment for the securities being offered. To accomplish the withdrawal, you need only send a letter or telegram to the issuer (or the placement agent if one is listed on the front page of the offering document) indicating your intention to withdraw. Such letter or telegram should be sent and postmarked prior to the end of the aforementioned second business day. If you are sending a letter, it is prudent to send it by certified mail, return receipt requested, to ensure that it is received and also to evidence the time when it was mailed. Should you make the request orally, you should ask for written confirmation that your request has been received.

   6.   CONFIDENTIAL INVESTOR QUESTIONNAIRE

             The Subscriber represents and warrants that he, she or it comes within each category marked below, and that for any category marked, he or she has truthfully set forth the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish such additional information as is reasonably necessary in order for the Trust or the Manager to verify the answers set forth below.

 Please mark each applicable box

 ( )     a.    The undersigned is an individual (not a
               partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $ 1,000,000.

               Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the appraised fair market value of such property less debt secured by such property.

 ( )     b.    The undersigned is an individual (not a partnership,
               corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

 ( )     c.    The undersigned is a director or executive officer of the
               Trust which is issuing and selling the Units.

 ( )     d.    The undersigned is a bank; a savings and loan
               association, insurance company, registered investment company; registered business development company;
               licensed small business investment company ("SBIC"); a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.




               (describe entity)


 ( )     e.    The undersigned is a business development company as
               defined in section 202(a)(22) of the Investment Advisers
               Act of 1940;



               (describe entity)

 ( )     f.    The undersigned is a corporation, partnership,
               Massachusetts or other business trust, or a non-profit organization within the meaning of Section 501 (c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000;



               (describe entity)

 ( )     g.    The undersigned is a trust with total assets in excess of
               $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation
               506(b)(2)(ii). Such "sophisticated person" has the knowledge and experience in financial and business matters to capably evaluate the merits and risks of the prospective investment.

 ( )     h.    The undersigned is an entity all the equity owners of
               which are "accredited investors" within one or more of the above categories. If relying upon this category alone, each equity owner must complete and sign a separate copy of this Confidential Investor
               Questionnaire.



               (describe entity)

 ( )     i.    The undersigned is not within any of the categories above
               and is therefore a nonaccredited investor.

 ( )     j.    The undersigned is (i) an individual or company whose
               subscription is for at least $500,000 or (ii) an individual or company whose net worth at the time of entering into such person's or company's subscription agreement is at least $1,000,000. For this purpose, the term "company" generally means a corporation, partnership, association, joint-stock company, trust, or any organized group of persons (which may include a contractual arrangement), whether incorporated or not, or any receiver, trustee in bankruptcy or liquidating agent for any of the foregoing. However, the term "company" does not include a registered investment company, a business development company as defined in Section
               202(a)(22) of the Investment Advisers Act of 1940 (which would include a registered business development company) or any "company" which would be required to register as an investment company except by virtue of the operation of Section 3(c)(1) of the Investment Company Act of 1940 unless each of such company's equity holders satisfies the requirements of clause (i) or (ii) above (taking into account the definition of company used in such clauses).

   THE UNDERSIGNED IS INFORMED OF THE SIGNIFICANCE OF THE FOREGOING REPRESENTATIONS, AND THEY ARE MADE WITH THE INTENTION THAT THE TRUST WILL RELY ON THEM.

   7.   Manner in Which Title to be Held (check one)

   a.   ( )  Individual Ownership*
   b.   ( )  Community Property
   c.   ( )  Joint Tenant with Right of Survivorship (both parties must sign)
   d.   ( )  Partnership*
   e.   ( )  Tenants in Common
   f.   ( )  Corporation*
   g.   ( )  Trust*
   h.   ( )  Other

   * If Units are being subscribed for by any person other than a natural person, please complete Exhibit A, B or C, as applicable, which are attached. If Units are being subscribed for by an individual, please complete Exhibit D, which is attached.


   Capital Commitment (please fill in (a) below): The minimum Capital Commitment is $500,000.

                  (a)  $


               Name(s) Exactly as to Appear on Unit Register


     Signature                               Signature (if purchasing jointly)


     Name Typed or Printed                        Name Typed or Printed


     Residence Address                            Residence Address




     City. State and Zip Code                      City, State and Zip Code


     Telephone                               Telephone


     Facsimile Number                             Facsimile Number


     Tax Identification or Social Security Number                Tax
   Identification or Social Security Number

     Dated:               , 1996                  Dated:              , 1996

   This Subscription Agreement is agreed to and accepted as of ________ __, 1996

        BlackRock MQE Investors

        By:
               Name:   Wesley R. Edens
               Title:  Chief Operating Officer

        BlackRock Financial Management, Inc.

        By:
               Name:   Ralph L. Schlosstein
               Title:  President


                                 EXHIBIT A

                    CERTIFICATE OF PARTNERSHIP INVESTOR

   CERTIFICATE OF                                     (the "Partnership")
                           (Name of Partnership)

        The undersigned, constituting all of the partners of the Partnership who must consent to the proposed investment by the Partnership hereby certify as follows:

        1. That the Partnership commenced business on ____________ and was established pursuant to a Partnership Agreement dated
   ____________ (the "Agreement").

        2. That, as the partners or managing or general partner or partners of the Partnership, we have the authority to determine, and have determined, (i) that the investment in, and the purchase of an interest in BlackRock MQE Investors is of benefit to the Partnership and (ii) to make such investment on behalf of the Partnership.

        3. That _____________________ is authorized to execute all necessary documents in connection with our investment in
                          .

        IN WITNESS WHEREOF, we have executed this certificate as the
   partners of the Partnership this __ day of               , 1996, and
   declare that it is truthful and correct.


                                              (Name of Partnership)

                                    By:
                                                   Partner

                                    By:
                                                   Partner

                                    By:
                                                   Partner


                                    EXHIBIT B

                        CERTIFICATE OF CORPORATE INVESTOR

          CERTIFICATE OF                           (the "Corporation")
                              (Name of Corporation)

               The undersigned, being the duly elected and acting
          Secretary or Assistant Secretary of the Corporation, hereby certifies as follows:

               1. That the Corporation commenced business on and was incorporated under the laws of the State of ____________ on ____________.

               2. That the following named individuals are duly elected officers of the Corporation, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Corporation's investment in
                                   , and that the signatures written
               opposite their names and titles are their correct and genuine signatures.

                        Name                Title           Signature







               IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of the Corporation this ___ day of
                  , 1996, and declared that it is truthful and correct.

          [SEAL]
                                        (Name of Corporation)

                                        By:
                                        Name:
                                        Title:


                                 EXHIBIT C

                       CERTIFICATE OF TRUST INVESTOR

     CERTIFICATE OF                                      (the "Trust")
                 (Name of Trust or Custodial Relationship)

          The undersigned, constituting the Custodian or all of the Trustees of the Trust, hereby certify as follows:

          1.   That the Trust was established pursuant to a Trust
     Agreement dated ______________ (the "Agreement").

          2. That the undersigned is authorized to execute, on behalf of the Trust, any and all documents in connection with the Trust's investment in the Trust.

          IN WITNESS WHEREOF, I have executed this certificate as an officer or Trustee of the Trust authorized to execute this
     certificate this __ day of               , 1996, and declare that
     it is truthful and correct.


                                   (Name of Trust or
                                    Custodial Relationship)

                                    By:
                                        Name:
                                        Title:


                                 EXHIBIT D

             CERTIFICATE OF LIMITED LIABILITY COMPANY INVESTOR

     CERTIFICATE OF                                               (the
     "Limited Liability Company")
                         (Name of Limited Liability Company)

               The undersigned, being a duly elected and acting
     Manager of the Limited Liability Company, hereby certifies as follows:

     1. That the Limited Liability Company commenced business on ___________ and was organized under the laws of the State of
          _________________ on _______________.

     2.   That a true and correct copy of the Limited Liability
          Company Agreement is attached hereto and that, as of the date hereof, the Limited Liability Company Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

     3. That the Managers of the Limited Liability Company have determined that the investment in, and purchase of an interest in, BlackRock MQE Investors is of benefit to the Limited Liability Company and has determined to make such investment on behalf of the Limited Liability Company. Attached hereto is a true, correct and complete copy of resolutions of the Managers (or an appropriate committee thereof) of the Limited Liability Company duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

     4. That the following named individuals are duly elected managers of the Limited Liability Company, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Limited Liability Company's investment in BlackRock MQE Investors, and that the signatures written opposite their names and titles are their correct and genuine signatures.

                    Name                Title               Signature










               IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of the Limited Liability Company this ____ day of _________,1996, and declared that it is truthful and correct.

     [SEAL]

                                       (Name of Limited Liability Company)



                                        By:__________________________
                                             Name:
                                             Title:



                                 EXHIBIT E

                         CERTIFICATE OF INDIVIDUAL

     CERTIFICATE OF                                 (the "Individual")
                                              (Name of Individual)

               The undersigned hereby certifies as follows:

          1. The Individual (if not using a Purchaser Representative) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Units. The aggregate amount of the investments of the Individual in, and his commitments to, all similar investments that are illiquid is reasonable in relation to his net worth.

          2. That the undersigned is authorized to execute on behalf of the Individual, any and all documents in connection with the Individual's investment in the Trust, if applicable.

           IN WITNESS WHEREOF, the undersigned has executed this
     certificate this      day of                        , 1996, and
     declared that it is truthful and correct.



                                        (Name of Individual)

                                        By:
                                              Name:
                                              Title:




                            SUBSCRIPTION PROCEDURES
                               (PREFERRED UNITS)

   Dear Prospective Investor in BlackRock MQE Investors

             To purchase preferred units of beneficial interest (the "Preferred Units") in BlackRock MQE Investors, please carefully follow the subscription procedures detailed below:

             1. Please read the Confidential Private Placement Memorandum dated October 30, 1996 (together with any supplements thereto) and appendices thereto and the Subscription Agreement (collectively, the "Offering Documents"). If you would like to receive any additional information, or if you have any questions regarding BlackRock MQE Investors (the "Trust") or the terms of the offering, please contact Laurence D. Fink ((212) 754-5546), Ralph L. Schlosstein ((212) 754-5547), Randal A. Nardone ((212) 407-5693) or
   Wesley R. Edens ((212) 754-5346) at BlackRock Financial Management,
   Inc.;

             2. Please complete and sign the Subscription Agreement enclosed herein (the "Subscription Agreement"). When completing the Subscription Agreement, please be sure to respond to the inquiries contained in Sections 6 and 7 of the Subscription Agreement. Please mail your completed Subscription Agreement to:

                        BlackRock MQE Investors
                        c/o BlackRock Financial Management, Inc.
                        345 Park Avenue
                        New York, New York  10154
                        Attention:  Randal A. Nardone

             3. If you are subscribing for Preferred Units on behalf of an entity (i.e., other than a natural person), please complete the applicable Exhibit A, B, C or D attached to the Subscription Agreement and Exhibit E if you are an individual subscribing for Preferred Units.

             4. The Trust is offering up to 200 Preferred Units to investors for $500 per Preferred Unit. The Preferred Units will pay cumulative dividends when, as and if declared by the Trustees at the rate of 10% per year, will have a liquidation preference per Preferred Unit equal to $500 plus accumulated and unpaid dividends, will be redeemable in whole or in part at any time at liquidation preference and will have certain voting and other rights as required by the 40 Act. Preferred Units are being offered only to "accredited investors" within the meaning of Regulation D of the 33 Act ("Accredited Investors").

             The Subscription Agreement is not binding on the Trust or BlackRock Financial Management, Inc. (the "Manager") until accepted by the Trust and the Manager, each of which reserves the right to reject, in whole or in part, in its sole discretion, the subscription made hereby. If the Subscription Agreement is not accepted by the Trust and the Manager on or prior to November 1, 1996, and an accepted copy is not thereafter delivered to you, the Subscription Agreement shall be of no further force and effect.

             Thank you for your interest in BlackRock MQE Investors.

                                  BlackRock Financial Management, Inc.



                            SUBSCRIPTION AGREEMENT
                               (PREFERRED UNITS)

   SUBSCRIPTION AGREEMENT (this "Agreement") made as of this 31st day of October, 1996 among BlackRock MQE Investors, a Delaware business trust, with its principal offices at 345 Park Avenue, New York, New York 10154 (the "Trust"), BlackRock Financial Management, Inc., a Delaware corporation with its principal office at 345 Park Avenue, New York, New York 10154 (the "Manager") and the undersigned (the "Subscriber").

                            W I T N E S S E T H:

             WHEREAS, the Trust is authorized to issue an aggregate of up to 200 preferred units of beneficial interest, par value $.01 per unit, of the Trust (the "Preferred Units"), upon the terms and subject to the conditions hereinafter set forth, and the Subscriber desires to irrevocably commit, upon the terms and subject to the conditions hereinafter set forth, to purchase up to a specified aggregate dollar amount of Preferred Units ("Capital Contribution") as set forth on the signature page hereof;

             WHEREAS, the Trust is authorized to issue an aggregate of up to 100,000,000 units of beneficial interest, par value $.01 per unit, of the Trust (the "Units"), upon the terms and subject to the conditions set forth in the form of Subscription Agreement for such Units;

             NOW, THEREFORE, for and in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

   1.   SUBSCRIPTION FOR PREFERRED UNITS AND REPRESENTATIONS AND
        AGREEMENTS OF SUBSCRIBER

             1.1 The Subscriber hereby acknowledges that (a) the Trust was organized solely for the purpose of investing in warrants exerciseable for common stock of Annington Homes Limited or its affiliates, subordinated debentures and, at the discretion of the Trustees of the Trust, working capital financing of Annington Finance No. 3 Limited or its affiliates, and other securities issued in respect of such securities and (b) by executing this Agreement, the Subscriber irrevocably commits, upon the terms and subject to the conditions hereinafter set forth, to purchase up to a specified aggregate dollar amount (net of cash distributions of capital from the Trust to the Subscriber) of Preferred Units of the Trust as set forth upon the signature page hereof.

             1.2 The closing is expected to occur on or about October 31, 1996 (the "Closing"), on which date up to $100,000 of total capital contributions ("Preferred Contributions") will be sought with respect to the Trust's Preferred Units and up to $75 million of total capital commitments ("Total Trust Commitments") will be sought with respect to the Trust's Units.

             1.3 Within 14 days after November 1, 1996, the Trust will give the Subscriber written notice of the total Preferred
   Contributions and the Subscriber's Capital Contribution expressed as a percentage of Preferred Contributions.

             1.4 As summarized in the Confidential Private Placement Memorandum dated October 30, 1996 (the "Memorandum"), pursuant to and subject to all of the terms of the Trust's Declaration of Trust, as amended from time to time (the "Declaration"), the Trust will terminate and promptly wind up its affairs at any time if (i) so approved by holders of 75% of the Trust's Units and 75% of the Preferred Units (if any) then outstanding or (ii) in the event of the dissolution, bankruptcy, insolvency or resignation (each, a "Disabling Event") of the Manager, unless all remaining holders of Units and Preferred Units (if any) then outstanding agree to continue within 90 days of such Disabling Event.

             1.5 The Subscriber understands and acknowledges (i) that the Subscriber must bear the economic risk of his investment in the Preferred Units; (ii) that the Preferred Units have not been registered under the Securities Act of 1933 (the "1933 Act") or any state or foreign securities laws, that the Trust has no intention of doing so and that the Subscriber has no right to require it to do so and that therefore such Preferred Units cannot be resold or transferred unless they are subsequently registered under the 1933 Act and applicable state laws or unless an exemption from such registration is available; (iii) that the Subscriber is purchasing the Preferred Units for investment purposes only for the account of the Subscriber and not with any view toward a distribution thereof; (iv) that the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Preferred Units which the Subscriber hereby subscribes to purchase or any part thereof or interest therein, and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement; (v) that the Subscriber understands that, except as otherwise provided in the Declaration, the Preferred Units cannot be transferred without the prior written consent of the Trust and the Manager, which consent may be withheld for any reason or without reason; (vi) that there will be no public market for the Preferred Units; (vii) that any disposition of the Preferred Units or any interest therein may result in unfavorable tax consequences to the Subscriber; and (viii) that this Agreement represents an interest in Preferred Units and is subject to the foregoing to the same extent as the Preferred Units.

             1.6 The Subscriber recognizes that the purchase of Preferred Units involves a high degree of risk in that (i) the Trust has no operating history; (ii) an investment in the Trust is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Trust and the Preferred Units; (iii) the Subscriber may not be able to dispose of his investment; (iv) transferability of the Preferred Units is extremely limited and (v) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.

             1.7 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by the responses to the questions contained in Section 6 hereof.

             1.8 The Subscriber hereby represents that he has been afforded the opportunity to ask questions of and obtain additional information concerning the terms and conditions of the offering of the Preferred Units or to verify the information contained in the Confidential Private Placement Memorandum dated October 30, 1996, as supplemented from time to time, and the appendices thereto and the Subscription Agreement (collectively, the "Offering Documents") or otherwise relative to the Trust, to the extent that the officers and representatives of the Trust possess such information or can acquire it without unreasonable effort or expense. All such questions if asked have been answered satisfactorily and all such information provided has been found to be fully satisfactory.

             1.9 The Subscriber hereby represents that the Subscriber has received, reviewed carefully and understands fully the Offering Documents and has consulted with his own investment advisor, attorney or accountant with respect to the investment contemplated hereby and its suitability for the Subscriber. The Subscriber has evaluated the risks of investing in the Preferred Units, and has determined that the Preferred Units are a suitable investment for the Subscriber. The Subscriber can bear the economic risk of this investment and can afford a complete loss of his investment. In evaluating the suitability of an investment in the Preferred Units, the Investor has not relied upon any representations or other information (whether oral or written) other than as set forth in the Offering Documents and other than independent investigations made by the Subscriber or representative(s) of the Subscriber.

             1.10 The Subscriber hereby acknowledges that the offering of the Preferred Units has not been reviewed, endorsed or recommended by the United States Securities and Exchange Commission (the
   "Commission") or any state or foreign regulatory authority and that no federal, state or foreign authority has made any finding or determination as to the fairness of the offering of the Preferred Units.

             1.11 The Subscriber understands that there is no market for the Preferred Units and that no market is expected to develop for the Preferred Units. The Subscriber hereby agrees that it will not dispose of an interest in this Agreement or any of the Preferred Units by way of sale, transfer, assignment, pledge, hypothecation or any other means other than in accordance with the provisions set forth in the Declaration (which provisions are summarized in the Memorandum).

             1.12 Any information which the Subscriber has furnished to the Trust in Section 6 or on the signature page hereof is correct and complete as of the date of this Agreement and if there should be any material change, prior to the Closing, in such information or in any representation or warranty made by the Subscriber herein, the Subscriber will immediately furnish such revised or corrected information to the Trust.

             1.13 The Subscriber hereby represents that the address or the addresses of the Subscriber furnished by him on the signature page hereof is the undersigned's principal residence if he is a natural person or its principal business address or addresses if it is a corporation or other entity.

             1.14 The representations, warranties, agreements, undertakings and acknowledgements made by the Subscriber in this Agreement (the "Covered Items") are made with the intent that they be relied upon by the Trust in determining the Subscriber's suitability as a purchaser of the Preferred Units, and shall survive any such purchase. The Subscriber recognizes that the offer of the Preferred Units to him was made in reliance upon his representations and warranties and the acknowledgments and agreements set forth herein, and hereby agrees to indemnify, to the extent of the Subscriber's Capital Contribution and interest in the Trust (which shall be the maximum indemnification liability of the Subscriber for all purposes hereof), the Trust, the Manager and each of their respective Affiliates (as defined in the Declaration), and to hold each of them harmless against, all liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Preferred Units by the Subscriber in violation of the registration requirements of the 1933 Act (or other applicable law) or any material misrepresentation or material breach by the Subscriber of the Covered Items.

   2.   REPRESENTATIONS BY, AND COVENANTS OF, THE MANAGER AND THE TRUST

             2.1 As of the Closing, the Manager, and as of the date of notice of each call on the holders of Units by the Trust (each, a "Subsequent Date"), the Manager (but only to the best of its knowledge insofar as the Trust is concerned) and the Trust (but solely as to the Trust and not as to the Manager) represent, warrant and, where applicable, covenant that (A) the Trust has been duly organized, and is subsisting and in good standing, as a business trust under the laws of the State of Delaware and has the requisite power and authority to conduct its business as described in the Offering Documents and the Declaration and (B) each of the Declaration, this Agreement, and any other documents executed and delivered by the Trust, its Trustees or the Manager in connection therewith or herewith have been duly authorized, executed and delivered by such persons, and are the legal, valid and binding obligations of such persons enforceable in accordance with their respective terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             2.2 As of the Closing and as of each Subsequent Date, the Manager represents, warrants and, where applicable, covenants that it has been duly organized, and is subsisting and in good standing, under the laws of the state of its organization and has the requisite power and authority to enter into and perform its obligations under the Declaration.

             2.3 As of the Closing, the Manager, and as of each Subsequent Date, the Manager and the Trust represent, warrant and, where applicable, covenant that the Preferred Units have been duly and validly authorized and, when delivered and paid for in accordance with this Agreement, will be duly and validly issued preferred units of beneficial interest in the Trust and that the Subscriber shall be entitled to all the benefits of a beneficial owner of the Trust under the Declaration and the Delaware Act (as defined in the Declaration).

             2.4 As of the Closing, the Manager represents and warrants that the Trust is duly qualified to do business and is in good standing in the State of New York and is not required by virtue of the conduct of its business to be qualified as a foreign corporation in any other jurisdiction.

             2.5 As of the Closing, the Manager, and as of each Subsequent Date, the Manager, to the extent within its control, and the Trust represent, warrant and, where applicable, covenant that the Trust will use the proceeds from the sale of the Preferred Units to invest in Annington Homes Limited and Annington Finance No 3 Limited and/or their affiliates and to pay the Trust's expenses.

             2.6 As of the Closing, the Manager, and as of each Subsequent Date, the Manager, to the extent within its control, and the Trust represent, warrant and, where applicable, covenant that commencing on the date on which the Trust receives funds in satisfaction of its first capital call upon the holders of Units (the "Initial Funding Date"), the Trust will (i) be an investment company within the meaning of the Investment Company Act of 1940 (the "1940 Act") and be registered as such under the 1940 Act and (ii) expect to be entitled to receive the tax treatment afforded a partnership under the Internal Revenue Code of 1986, as amended. Without limiting the generality of the foregoing, to the extent within the control of the Manager, commencing on the Initial Funding Date, the Trust will be deemed to have outstanding securities (other than short-term paper) beneficially owned by more than 100 persons as determined in accordance with provisions of Section 3(c)(1) of the 1940 Act and the Trust will not be a company described in Sections 3(c)(5) and/or 3(c)(6) of the 1940 Act.

             2.7 As of the Closing, the Manager, and as of each Subsequent Date, the Manager (to the best of its knowledge insofar as the Trust is concerned) and the Trust (but solely as to the Trust and not as to the Manager), to the best of its knowledge, represent, warrant and, where applicable, covenant that neither the Trust, nor the Manager is in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in the Declaration, or in any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which any such person is a party or by which any thereof is bound or to which the properties of any thereof are subject, nor is any such person in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of such person or impair such person's ability to carry out its obligations under this Agreement, the Declaration or impair the Manager's ability to carry out its obligations under the Declaration.

             2.8 As of the Closing, the Manager, and as of each Subsequent Date, the Manager, and the Trust (but solely as to the Trust and not as to the Manager), represent, warrant and, where applicable, covenant that there is no litigation, investigation, or other proceeding pending or, to the best of its or their knowledge, threatened against the Trust, the Manager or any of their respective Affiliates (excluding from such term solely for this purpose any investor in the Trust other than the Manager or its Affiliates) which, if adversely determined, would materially adversely affect the business or financial condition of the Trust or the Manager or the ability of such person to carry out its obligations under this Agreement, the Declaration or impair the Manager's ability to carry out its obligations under the Declaration.

             2.9 As of the Closing, the Manager, and as of each Subsequent Date, the Manager, to the best its knowledge, and the Trust, to the best of its knowledge, represent, warrant and, where applicable, covenant that neither the Trust nor any person acting on its behalf has taken any actions that would subject the issuance and sale of the Preferred Units to the registration and prospectus delivery provisions of the 1933 Act.

             2.10 As of the Closing, the Manager, and as of each Subsequent Date, the Manager and the Trust, represent, warrant and, where applicable, covenant that the Offering Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they are or were made.

             2.11 As of the Closing and as of each Subsequent Date, the Manager represents, warrants and, where applicable, covenants that the Subscriber has been provided true, complete and correct copies or forms of all material letters, agreements, undertakings and other documents by and among the Trust or the Manager or an Affiliate thereof relative to any such person's purchase of Preferred Units of the Trust or any material terms, conditions, operations, obligations or other understandings affecting the Trust.

             2.12 As of the Closing and as of each Subsequent Date, the Manager represents, warrants and, where applicable, covenants that the Manager will reimburse the Trust for, or cause to be paid on behalf of the Trust, offering and organizational expenses of the Trust in excess of $750,000.

             2.13 The Manager and/or the Trust, as case may be, acknowledges that the representations, warranties and covenants made by the Manager and/or the Trust, as the case may be, are made with the intent that they be relied upon by the Subscriber in committing to purchase and in purchasing Preferred Units and shall survive any such purchase and that the commitment to purchase, and each purchase of, Preferred Units by the Subscriber was and will be made in reliance upon the representations, warranties and covenants set forth herein. To the extent such representations, warranties and covenants are made by the Manager and the Trust, they are made jointly and severally: provided, however, that if the Subscriber brings action against only the Trust or only the Manager, the defending party may implead or seek contribution from the other and the other will, in addition to any liability or contribution imposed, be liable to the defending party for the incremental costs incurred by the defending party in connection with such impleader or contribution proceeding if (a) the other is found to be responsible for 25% or more of the aggregate recovery, (b) the other is found to be responsible for $1,250,000 or more or (c) the defending party is found to be not responsible for any amount and the other is found to be responsible for some amount. The Manager hereby agrees to indemnify, to the extent of the dollar amount of the Subscriber's Capital Contribution (which shall be the maximum indemnification liability of the Manager for all purposes hereof), the Subscriber and any Affiliates, and to hold each of them harmless against liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Preferred Units by the Trust or the Manager (or any Affiliate of the Manager) in violation of the registration requirements of the 1933 Act (or other applicable law) or any material misrepresentation or material breach by the Manager of its representations, warranties and covenants made herein.

   3.   Closing Conditions

             3.1 The Subscriber's obligations hereunder are subject to the fulfillment (or waiver by the Subscriber), prior to or at the time of the Closing, of the following conditions:

                  (a) The representations and warranties set forth herein on the part of the Manager shall be true and correct as if made on and as of the time of the Closing.

                  (b) The Closing shall have occurred not later than October 31, 1996.

                  (c) The certificate of trust with respect to the Trust shall have been duly filed in the Office of the Secretary of State of the State of Delaware.

                  (d) The Subscriber shall have received opinions dated the date of the Closing from Skadden, Arps, Slate, Meagher & Flom in substantially the form attached hereto as Schedule 1 and; if this Agreement is submitted as of a Subsequent Date, the Subscriber shall have received opinions dated the date of the Subsequent Date from Skadden, Arps, Slate, Meagher & Flom LLP in substantially the form attached hereto as Schedule 2.

             3.2 If at the Subsequent Date the Manager fails to tender to the Subscriber the documents specified herein which are required to be delivered to the Subscriber at the Subsequent Date or if any of the conditions specified in Section 3.1 above shall not have been fulfilled, the Subscriber shall, at its election, be relieved of all further obligations under this Agreement.

   4.   MISCELLANEOUS

             4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by facsimile with written confirmation of receipt and a copy of the notice sent by overnight courier, or if delivered by hand against written receipt therefor, addressed to BlackRock MQE Investors, c/o BlackRock Financial Management Inc., 345 Park Avenue, New York, New York 10154, Attention:
   Randal A. Nardone (Fax: 212-407-5678), or to the Subscriber at his address or facsimile number indicated on the signature page of this Agreement, or in either case such other person, address or facsimile number as shall have been given by notice to the other party. Notices shall be deemed to have been given on the date sent or delivered by hand in accordance with the provisions of this Section 4.1.

             4.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by such parties.

             4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement and any other agreements referred to herein sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them with respect to such subject matter. This Agreement may not be assigned without the prior written consent of each party hereto or the successor to substantially all of the business of any such person.

             4.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Preferred Units as herein provided and shall survive insolvency, merger, consolidation, unit exchange, sale of assets and the death or disability of the Subscriber; provided, however, if the Subscription Agreement is not accepted by the Trust and the Manager on or prior to November 1, 1996 and an accepted copy is not thereafter delivered to the Subscriber, the Subscription Agreement shall be of no further force and effect.

             4.5 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of law.

             4.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

             4.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

             4.8 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

   5.   NOTICE TO CERTAIN STATE RESIDENTS

             5.1 In making an investment decision investors must rely on their own examination of the issuer and the terms of the offering, including the merits and risks involved. These securities have not been recommended by any federal or state securities commission or regulatory authority in any jurisdiction. Furthermore the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

             5.2 These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment.

             5.3 The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

             5.4 Missouri Residents: The undersigned acknowledges that the security offered hereby is not registered under the Missouri Securities Act and may be disposed of only through a registered broker-dealer in Missouri. The undersigned also acknowledges that it is a felony to sell securities in violation of the Missouri Securities Act.

             5.5 New Hampshire Residents: Neither the fact that a registration statement or an application for license has been filed under Chapter 421-B with the State of New Hampshire nor the fact that a security is effectively registered or a person is licensed in the State of New Hampshire constitutes a finding by the Secretary of State that any document filed under RSA 421-B is true, complete and not misleading. Neither any such fact nor the fact that an exemption or exception is available for a security or a transaction means that the Secretary of State has passed in any way upon the merits or qualification of, or recommended or given approval to, any person, security or transaction. It is unlawful to make, or cause to be made, to any prospective purchaser, customer or client any representation inconsistent with the provisions of this paragraph.

             5.6 Pennsylvania Residents: If a purchaser is a resident of the Commonwealth of Pennsylvania, he acknowledges and agrees that
   (a) the securities purchased by such purchaser cannot be sold for a period of twelve (12) months from the date of purchase, except as permitted under section 204.011 of the Pennsylvania Securities Regulations, and (b) pursuant to section 207(M) of the Pennsylvania Securities Act, each Pennsylvania resident who accepts an offer to purchase securities exempted from registration under section 203(D) of the Pennsylvania Securities Act directly from an issuer or an affiliate of an issuer has the right to withdraw his acceptance without incurring any liability to the seller, underwriter, if any, or any other person within two (2) business days from the date of receipt by the issuer of his written binding contract of purchase or, in the case of a transaction in which there is no written binding contract of purchase, within two (2) business days after he makes the initial payment for the securities being offered. To accomplish the withdrawal, you need only send a letter or telegram to the issuer (or the placement agent if one is listed on the front page of the offering document) indicating your intention to withdraw. Such letter or telegram should be sent and postmarked prior to the end of the aforementioned second business day. If you are sending a letter, it is prudent to send it by certified mail, return receipt requested, to ensure that it is received and also to evidence the time when it was mailed. Should you make the request orally, you should ask for written confirmation that your request has been received.

   6.   CONFIDENTIAL INVESTOR QUESTIONNAIRE

             The Subscriber represents and warrants that he, she or it comes within each category marked below, and that for any category marked, he or she has truthfully set forth the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish such additional information as is reasonably necessary in order for the Trust or the Manager to verify the answers set forth below.

   Please mark each applicable box

    ( )      a.    The undersigned is an individual (not a
                   partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $ 1,000,000.

                   Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the appraised fair market value of such property less debt secured by such property.

    ( )     b.    The undersigned is an individual (not a partnership,
                  corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

    ( )     c.    The undersigned is a director or executive officer of the
                  Trust which is issuing and selling the Preferred Units.

    ( )     d.    The undersigned is a bank; a savings and loan
                  association, insurance company, registered investment company; registered business development company;
                  licensed small business investment company ("SBIC"); a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment adviser, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                  ---------------------------------------------------------

                  ---------------------------------------------------------
                  (describe entity)

    ( )     e.    The undersigned is a business development company as
                  defined in section 202(a)(22) of the Investment Advisers
                  Act of 1940;

                  ---------------------------------------------------------

                  ---------------------------------------------------------
                  (describe entity)

    ( )     f.    The undersigned is a corporation, partnership,
                  Massachusetts or other business trust, or a non-profit organization within the meaning of Section 501 (c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Preferred Units and with total assets in excess of $5,000,000;

                  ---------------------------------------------------------

                  ---------------------------------------------------------
                  (describe entity)

   ( )     g.    The undersigned is a trust with total assets in excess of
                 $5,000,000, not formed for the specific purpose of acquiring the Preferred Units, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii). Such "sophisticated person" has the knowledge and experience in financial and business matters to capably evaluate the merits and risks of the prospective investment.

   ( )     h.    The undersigned is an entity all the equity owners of
                 which are "accredited investors" within one or more of the above categories. If relying upon this category alone, each equity owner must complete and sign a separate copy of this Confidential Investor
                 Questionnaire.

                 ---------------------------------------------------------

                 ---------------------------------------------------------
                 (describe entity)

   ( )     i.    The undersigned is not within any of the categories above
                 and is therefore a nonaccredited investor.

   ( )     j.    The undersigned is (i) an individual or company whose
                 subscription is for at least $500,000 or (ii) an individual or company whose net worth at the time of entering into such person's or company's subscription agreement is at least $1,000,000. For this purpose, the term "company" generally means a corporation, partnership, association, joint-stock company, trust, or any organized group of persons (which may include a contractual arrangement), whether incorporated or not, or any receiver, trustee in bankruptcy or liquidating agent for any of the foregoing. However, the term "company" does not include a registered investment company, a business development company as defined in Section
                 202(a)(22) of the Investment Advisers Act of 1940 (which would include a registered business development company) or any "company" which would be required to register as an investment company except by virtue of the operation of Section 3(c)(1) of the Investment Company Act of 1940 unless each of such company's equity holders satisfies the requirements of clause (i) or (ii) above (taking into account the definition of company used in such clauses).

   THE UNDERSIGNED IS INFORMED OF THE SIGNIFICANCE OF THE FOREGOING REPRESENTATIONS, AND THEY ARE MADE WITH THE INTENTION THAT THE TRUST WILL RELY ON THEM.

   7.   Manner in Which Title to be Held (check one)

   a.   ( )  Individual Ownership*
   b.   ( )  Community Property
   c. ( ) Joint Tenant with Right of Survivorship (both parties must sign)
   d.   ( )  Partnership*
   e.   ( )  Tenants in Common
   f.   ( )  Corporation*
   g.   ( )  Trust*
   h.   ( )  Other

   * If Preferred Units are being subscribed for by any person other than a natural person, please complete Exhibit A, B or C, as applicable, which are attached. If Preferred Units are being subscribed for by an individual, please complete Exhibit D, which is attached.


   Capital Contribution (please fill in (a) below): There is no minimum Capital Contribution.

                  (a)  $
                        ------------------

           ------------------------------------------------------
               Name(s) Exactly as to Appear on Stock Register

     --------------------------------      ---------------------------------
     Signature                             Signature (if purchasing jointly)

     --------------------------------      ---------------------------------
     Name Typed or Printed                 Name Typed or Printed

     --------------------------------      ---------------------------------
     Residence Address                     Residence Address

     --------------------------------      ---------------------------------
     --------------------------------      ---------------------------------
     City. State and Zip Code              City, State and Zip Code

     --------------------------------      ---------------------------------
     Telephone                             Telephone

     --------------------------------      ---------------------------------
     Facsimile Number                      Facsimile Number

     --------------------------------      ---------------------------------
     Tax Identification or                 Tax Identification or
     Social Security Number                Social Security Number


     Dated: ______________, 1996           Dated: ________________, 1996


   This Subscription Agreement is agreed to and accepted as of ________ __, 1996

        BlackRock MQE Investors

        By: _____________________________
            Name:   Wesley R. Edens
            Title:  Chief Operating Officer


        BlackRock Financial Management, Inc.

        By: _____________________________
            Name:   Ralph L. Schlosstein
            Title:  President



                                 EXHIBIT A

                    CERTIFICATE OF PARTNERSHIP INVESTOR

   CERTIFICATE OF _____________________________________ (the "Partnership")
                           (Name of Partnership)

        The undersigned, constituting all of the partners of the Partnership who must consent to the proposed investment by the Partnership hereby certify as follows:

        1. That the Partnership commenced business on _________________ and was established pursuant to a Partnership Agreement dated
   ____________ (the "Agreement").

        2. That, as the partners or managing or general partner or partners of the Partnership, we have the authority to determine, and have determined, (i) that the investment in, and the purchase of an interest in BlackRock MQE Investors is of benefit to the Partnership and (ii) to make such investment on behalf of the Partnership.

        3. That _____________________ is authorized to execute all necessary documents in connection with our investment in ____________.

        IN WITNESS WHEREOF, we have executed this certificate as the partners of the Partnership this __ day of _____________, 1996, and declare that it is truthful and correct.


                                    -------------------------------
                                         (Name of Partnership)

                                    By: ______________________________
                                                   Partner

                                    By: ______________________________
                                                   Partner

                                    By: ______________________________
                                                   Partner



                                    EXHIBIT B

                        CERTIFICATE OF CORPORATE INVESTOR

          CERTIFICATE OF ________________________________ (the "Corporation")
                              (Name of Corporation)

               The undersigned, being the duly elected and acting
          Secretary or Assistant Secretary of the Corporation, hereby certifies as follows:

               1. That the Corporation commenced business on and was incorporated under the laws of the State of ____________ on ____________.

               2. That the following named individuals are duly elected officers of the Corporation, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Corporation's investment in ____________________, and that the signatures written opposite their names and titles are their correct and genuine signatures.

                        Name                Title           Signature

               --------------------   -----------------   ------------------

               --------------------   -----------------   ------------------

               --------------------   -----------------   ------------------


               IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of the Corporation this ___ day of __________, 1996 , and declared that it is truthful and correct.

          [SEAL]                        _______________________________
                                        (Name of Corporation)

                                        By: ___________________________
                                        Name:
                                        Title:



                                 EXHIBIT C

                       CERTIFICATE OF TRUST INVESTOR

     CERTIFICATE OF _________________________________________ (the "Trust")
                    (Name of Trust or Custodial Relationship)

          The undersigned, constituting the Custodian or all of the Trustees of the Trust, hereby certify as follows:

          1.   That the Trust was established pursuant to a Trust
     Agreement dated ______________ (the "Agreement").

          2. That the undersigned is authorized to execute, on behalf of the Trust, any and all documents in connection with the Trust's investment in the Trust.

          IN WITNESS WHEREOF, I have executed this certificate as an officer or Trustee of the Trust authorized to execute this certificate this __ day of ______________, 1996, and declare that it is truthful and correct.

                                _________________________________________
                                (Name of Trust or Custodial Relationship)

                                By: _____________________________________
                                    Name:
                                    Title:



                                 EXHIBIT D

             CERTIFICATE OF LIMITED LIABILITY COMPANY INVESTOR

     CERTIFICATE OF _______________________________________________________
     (the "Limited Liability Company")  (Name of Limited Liability Company)

               The undersigned, being a duly elected and acting
     Manager of the Limited Liability Company, hereby certifies as follows:

     1. That the Limited Liability Company commenced business on ___________ and was organized under the laws of the State of
          _________________ on _______________.

     2.   That a true and correct copy of the Limited Liability
          Company Agreement is attached hereto and that, as of the date hereof, the Limited Liability Company Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

     3. That the Managers of the Limited Liability Company have determined that the investment in, and purchase of an interest in, BlackRock MQE Investors is of benefit to the Limited Liability Company and has determined to make such investment on behalf of the Limited Liability Company. Attached hereto is a true, correct and complete copy of resolutions of the Managers (or an appropriate committee thereof) of the Limited Liability Company duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

     4. That the following named individuals are duly elected managers of the Limited Liability Company, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Limited Liability Company's investment in BlackRock MQE Investors, and that the signatures written opposite their names and titles are their correct and genuine signatures.

                    Name                Title               Signature

          ---------------------   ---------------------   ------------------

          ---------------------   ---------------------   ------------------

          ---------------------   ---------------------   ------------------


               IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of the Limited Liability Company this ____ day of _________,1996, and declared that it is truthful and correct.

     [SEAL]                      ___________________________________
                                 (Name of Limited Liability Company)

                                 By:________________________________
                                    Name:
                                    Title:



                                 EXHIBIT E

                         CERTIFICATE OF INDIVIDUAL

     CERTIFICATE OF ___________________________________ (the "Individual")
                              (Name of Individual)

               The undersigned hereby certifies as follows:

          1. The Individual (if not using a Purchaser Representative) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Preferred Units. The aggregate amount of the investments of the Individual in, and his commitments to, all similar investments that are illiquid is reasonable in relation to his net worth.

          2. That the undersigned is authorized to execute on behalf of the Individual, any and all documents in connection with the Individual's investment in the Trust, if applicable.

           IN WITNESS WHEREOF, the undersigned has executed this certificate this ____ day of _____________________, 1996, and declared that it is truthful and correct.


                                     _________________________________
                                          (Name of Individual)

                                     By:______________________________
                                        Name:
                                        Title: